EXHIBIT 99.1

NEWS

VEECO REPORTS SECOND QUARTER 2016 FINANCIAL RESULTS

Second Quarter 2016 Results Summary:

•                  Revenues of $75.3 million

•                  GAAP net loss per share of $0.82, includes a pre-tax charge of ~$16 million associated with the restructuring plans

•                  Non-GAAP net loss per share of $0.19

•                  Non-GAAP adjusted EBITDA of negative $2.8 million

Plainview, N.Y., August 1, 2016 — Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its second fiscal quarter ended June 30, 2016. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. dollars in millions, except per share data

GAAP Results	Q2 ‘16	Q2 ‘15
Revenue	$75.3	$131.4
Net income (loss)	$(32.1)	$(8.4)
Diluted earnings (loss) per share	$(0.82)	$(0.21)

Non-GAAP Results	Q2 ‘16	Q2 ‘15
Net income (loss)	$(7.6)	$8.4
Adjusted EBITDA	$(2.8)	$12.8
Diluted earnings (loss) per share	$(0.19)	$0.20

“Veeco closed out a difficult first half of 2016 delivering second quarter results which were in line with our expectations and underscore our focus on operational execution,” commented John R. Peeler, Chairman and Chief Executive Officer.

“As previously communicated, we have taken decisive steps aimed at improving our through-cycle profitability by reducing fixed costs and streamlining our operations. This plan will enable us to lower our quarterly adjusted EBITDA breakeven level to between $75 and $80 million in revenue, without compromising our ability to capitalize on growth opportunities. Looking ahead, we see positive indications that should lead to a pick-up in demand for our Metal Organic Chemical Vapor Deposition (“MOCVD”) equipment over the near term,” Mr. Peeler concluded.

The restructuring plan involves the consolidation of three manufacturing operations and streamlining of field and administrative functions. The plan is expected to be substantially completed by the end of 2016 and to result in annualized savings of approximately $20 million starting in the first quarter of 2017.  As a result of these actions, the company recorded a pre-tax charge of approximately $16 million in the second quarter.

Guidance and Outlook

The following guidance is provided for Veeco’s third quarter 2016:

•                  Revenue is expected to be in the range of $70 million to $85 million

•                  GAAP Net Income (loss) is expected to be in the range of ($24) million to ($18) million and earnings (loss) per share is expected to be in the range of ($0.62) to ($0.46)

•                  Non-GAAP Net Income (loss) is expected to be in the range of ($10) million to ($4) million and earnings (loss) per share is expected to be in the range of ($0.26) to ($0.10)

•                  Adjusted EBITDA (loss) is expected to be in the range of ($6) million to breakeven

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, August 1, 2016 starting at 5:00pm ET. To join the call, dial 1-888-455-2296 (toll free) or 1-719-325-2454 and use passcode 7244577. The call will also be webcast live on the Veeco website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco’s process equipment solutions enable the manufacture of LEDs, displays, power electronics, compound semiconductors, hard disk drives, semiconductors, MEMS and wireless chips. We are the leader in MOCVD, MBE, Ion Beam, Wet Etch single wafer processing and other advanced thin film process technologies. Our high performance systems drive innovation in energy efficiency, consumer electronics and network storage and allow our customers to maximize productivity and achieve lower cost of ownership. For information on our company, products and worldwide service and support, please visit www.veeco.com.

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2015 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Shanye Hudson 516-677-0200 x1272	Jeffrey Pina 516-677-0200 x1222
shudson@veeco.com	jpina@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Net sales	$75,348	$131,410	$153,359	$229,751
Cost of sales	43,909	82,341	89,964	145,545
Gross profit	31,439	49,069	63,395	84,206
Operating expenses, net:
Selling, general, and administrative	19,995	24,365	39,834	47,247
Research and development	21,543	20,119	43,653	38,704
Amortization	5,273	7,979	10,524	15,941
Restructuring	2,095	683	2,195	3,040
Asset impairment	13,627	—	13,627	126
Other, net	159	(51)	88	(1,002)
Total operating expenses, net	62,692	53,095	109,921	104,056
Operating income (loss)	(31,253)	(4,026)	(46,526)	(19,850)
Interest income, net	185	119	453	280
Income (loss) before income taxes	(31,068)	(3,907)	(46,073)	(19,570)
Income tax expense (benefit)	1,014	4,479	1,542	7,926
Net income (loss)	$(32,082)	$(8,386)	$(47,615)	$(27,496)

Income (loss) per common share:
Basic	$(0.82)	$(0.21)	$(1.22)	$(0.69)
Diluted	$(0.82)	$(0.21)	$(1.22)	$(0.69)

Weighted average number of shares:
Basic	38,965	39,693	39,035	39,666
Diluted	38,965	39,693	39,035	39,666

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	June 30, 2016	December 31, 2015
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$257,641	$269,232
Short-term investments	73,211	116,050
Accounts receivable, net	41,695	49,524
Inventories	90,771	77,469
Deferred cost of sales	2,590	2,100
Prepaid expenses and other current assets	20,356	22,760
Assets held for sale	11,177	5,000
Total current assets	497,441	542,135
Property, plant and equipment, net	62,981	79,590
Intangible assets, net	121,380	131,674
Goodwill	114,908	114,908
Deferred income taxes	1,384	1,384
Other assets	21,056	21,098
Total assets	$819,150	$890,789

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$34,883	$30,074
Accrued expenses and other current liabilities	35,113	49,393
Customer deposits and deferred revenue	65,753	76,216
Income taxes payable	654	6,208
Current portion of long-term debt	354	340
Total current liabilities	136,757	162,231
Deferred income taxes	13,014	11,211
Long-term debt	1,013	1,193
Other liabilities	6,141	1,539
Total liabilities	156,925	176,174

Total stockholders’ equity	662,225	714,615

Total liabilities and stockholders’ equity	$819,150	$890,789

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended June 30, 2016	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$75,348				$75,348
Gross profit	31,439	486			31,925
Gross margin	41.7%				42.4%
Selling, general, and administrative and Other	20,154	(2,576)		(62)	17,516
Research and development	21,543	(940)			20,603
Net income (loss)	(32,082)	4,002	5,273	15,222	(7,585)

Income (loss) per common share:
Basic	$(0.82)				$(0.19)
Diluted	(0.82)				(0.19)
Weighted average number of shares:
Basic	38,965				38,965
Diluted	38,965				38,965

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended June 30, 2016
Asset impairment	13,627
Restructuring	2,095
Acquisition related	62
Non-GAAP tax adjustment *	(562)
Total Other	15,222

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended June 30, 2015	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$131,410				$131,410
Gross profit	49,069	713			49,782
Gross margin	37.3%				37.9%
Selling, general, and administrative and Other	24,314	(3,112)		(188)	21,014
Research and development	20,119	(1,096)			19,023
Net income (loss)	(8,386)	4,921	7,979	3,867	8,381

Income (loss) per common share:
Basic	$(0.21)				$0.21
Diluted	(0.21)				0.20
Weighted average number of shares:
Basic	39,693				40,790
Diluted	39,693				40,960

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended June 30, 2015
Restructuring	683
Acquisition related	188
Non-GAAP tax adjustment *	2,996
Total Other	3,867

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(in thousands)

(unaudited)

	Three months ended	Three months ended
	June 30, 2016	June 30, 2015
GAAP Net income (loss)	$(32,082)	$(8,386)
Share-based compensation	4,002	4,921
Amortization	5,273	7,979
Asset impairment	13,627	—
Restructuring	2,095	683
Acquisition related	62	188
Interest (income) expense	(185)	(119)
Depreciation	3,424	3,022
Income tax expense (benefit)	1,014	4,479
Adjusted EBITDA	$(2,770)	$12,767

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ended September 30, 2016	GAAP			Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$70	-	$85				$70	-	$85

Gross profit	27	-	34	1	—	—	28	-	35
Gross margin	38%	-	40%				39%	-	41%

Net income (loss)	$(24	) -	$(18)	5	6	3	(10	) -	(4)

Income (loss) per diluted common share	$(0.62	) -	$(0.46)				$(0.26	) -	$(0.10)
Weighted average number of shares	39		39				39		39

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(in millions)

(unaudited)

Guidance for the three months ended September 30, 2016
GAAP Net income (loss)	$(24	) -	$(18)
Share-based compensation	5	-	5
Amortization	6	-	6
Other *	3	-	3
Interest (income) expense	0	-	0
Depreciation	3	-	3
Income tax expense (benefit) **	1	-	1
Adjusted EBITDA	$(6	) -	$—

Note: Amounts may not calculate precisely due to rounding.

* - Other includes expenses associated with the termination of a defined benefit plan and the restructuring plan.

** - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.